UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2004

ARGOSY GAMING COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-11853	37-1304247
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification number)

219 Piasa Street, Alton, Illinois 62002		(618) 474-7500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of Argosy Gaming Company’s press release, dated October 27, 2004, reporting the financial results for the quarter ended September 30, 2004.

The information, including Exhibit 99.1 attached hereto, is being furnished, not filed, under Item 2.02 in this Report on Form 8-K. The information in this Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press release, dated October 27, 2004, reporting the financial results of Argosy Gaming Company for the quarter ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGOSY GAMING COMPANY, a Delaware corporation

Dated: October 27, 2004	By:	/s/ DALE R. BLACK
	Name:	Dale R. Black
	Title:	Senior Vice President and Chief Financial Officer